UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 1, 2009
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-53319                98-0517683
 ---------------------------           ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


             4 Hamelacha Street, North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS


         Mr. Tzahi Langer assumed the responsibilities of Chief Executive Officer of Future I.T. Ltd., the Registrant's fully owned subsidiary, or the Subsidiary, effective December 1, 2009. Mr. Langer, who has been a member of the Registrant's Board of Directors since March 2009, resigned from the Board upon becoming CEO of the Subsidiary.

         Previously, Mr. Langer served as the chief executive officer of DataSafe Software Solutions, a division of a subsidiary of the Registrant's controlling shareholder, DataSafe Ltd., since August 2006 and as its vice president business development since June 2004. Mr. Langer holds a B.A. degree in Mathematics and Education from Levinsky College and an M.B.A from the College of Management, Israel.

         The Subsidiary has entered into an employment agreement with Mr. Langer pursuant to which he will receive a base salary of NIS 24,000 per month. Employee benefits include payments into various Israeli benefit and insurance plans and the use of a company vehicle and cell phone. Mr. Langer may be granted options to purchase common stock of the Registrant in accordance with the Registrant's 2007 Share Option Plan, subject to approval of the Board of the Directors. No options have been granted to date.

         The Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The forgoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the attached agreement.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 10.1 Employment Agreement between Future I.T. Ltd. and Tzahi Langer.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 1, 2009

                                            FutureIT Inc.

                                                  (Registrant)


                                            By:/s/Shmuel Bachar
                                               ----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board
                                            and Chief Executive Officer